UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) January 19, 2012 (January 17, 2012)

Baldwin Technology Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-9334	13-3258160
(Commission File Number)	(IRS Employer Identification No.)

2000 NW Corporate Boulevard, Suite 101, Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)

561-367-2950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On January 17, 2012 Baldwin Technology Company, Inc. (the “Company”) was served with a summons in connection with a class action complaint filed on January 10, 2012 in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida, naming as defendants the Company, Forsyth Capital Investors, LLC, Forsyth Baldwin Mezzanine, Inc., Forsyth Baldwin, LLC, Forsyth Baldwin, Inc. and each member of the Board of Directors (the “Board”) of the Company, such members being Claes Warnander, Paul J. Griswold, Samuel B. Fortenbaugh III, Rolf Bergstrom, Mark T. Becker, Gerald A. Nathe and Ronald B. Salvagio, regarding the proposed acquisition of the Company by Forsyth Baldwin, LLC (the “Proposed Transaction”). The complaint purports to be on behalf of a putative class of the stockholders of the Company, other than the defendants and their affiliates. The complaint alleges that the individual members of the Board breached their fiduciary duty in connection with the Proposed Transaction, and that the Company, Forsyth Baldwin, LLC, Forsyth Capital Investors, LLC, Forsyth Baldwin, Inc. and Forsyth Baldwin Mezzanine, Inc. aided and abetted the alleged breach of fiduciary duty. The complaint seeks: a declaration that the Proposed Transaction and related agreement and plan of merger are unenforceable; to enjoin the Proposed Transaction or, in the event the Proposed Transaction is consummated, rescission of the Proposed Transaction or an award of rescissory damages; compensatory damages; and costs and attorneys’ fees. The defendants believe that the allegations in the class action complaint are without merit and intend to defend the lawsuit vigorously, including opposing any efforts to enjoin the Proposed Transaction; however there can be no assurance regarding the ultimate outcome of this lawsuit.

     As reported by the Company in its current report on Form 8-K filed on January 4, 2012, a similar class action complaint was filed on December 29, 2011 in the Court of Chancery of the State of Delaware.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the Proposed Transaction, the Company will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”) that will provide additional important information concerning the Proposed Transaction, including the necessary procedures to be followed by stockholders who wish to exercise appraisal rights. When completed, a definitive proxy statement will be mailed to the stockholders of the Company. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.

     Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on October 21, 2011. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Proposed Transaction by reading the proxy statement and other relevant documents regarding the Proposed Transaction, when filed with the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC.
(Registrant)

By:	/s/Ivan R. Habibe
Ivan R. Habibe
Vice President, Chief Financial Officer and Treasurer

Dated: January 19, 2012